Exhibit 99.3


                        Consent of PricewaterhouseCoopers


As independent public accountants, we hereby consent to the incorporation in this Form 8-K of PPL Corporation of our report dated 12 July 2000 included in the financial statements of Hyder plc as required by regulation S-X 210.3-05 for the year ended 31 March 2000.



/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Cardiff, United Kingdom
19 October 2000